Exhibit 99.1

eGain Reports Fiscal 2023 Fourth Quarter and Full Year Financial Results

Sunnyvale, CA (September 14, 2023) – eGain (Nasdaq: EGAN), a leading knowledge platform for customer engagement, today announced financial results for its fiscal 2023 fourth quarter and full year ended June 30, 2023.

“We finished the year strong, delivering top and bottom-line results ahead of our guidance and street consensus,” said Ashu Roy, eGain’s CEO. “After a tough fiscal 2023 when deals stalled in our pipeline due to the difficult macro environment, we are now seeing many of those deals re-engaging and new RFPs launching with urgency and intent. Generative AI is rejuvenating interest in knowledge management platforms, and this will drive demand for our products in fiscal 2024.”

Fiscal 2023 Fourth Quarter Financial Highlights

●	Total revenue was $24.6 million, up 5% year over year.
●	SaaS revenue was $22.7 million, up 10% year over year.
●	GAAP net income was $2.6 million, or $0.08 per share on a basic and diluted basis, compared to a GAAP net loss of $1.6 million, or $0.05 per share on a basic and diluted basis, in Q4 2022.
●	Non-GAAP net income was $3.6 million, or $0.11 per share on a basic and diluted basis, compared to non-GAAP net income of $893,000, or $0.03 per share on a basic basis and diluted basis, in Q4 2022.
●	Adjusted EBITDA was $4.0 million compared to $857,000 in Q4 2022.
●	Total shares purchased through repurchase program was approximately 640,000 at an average cost per share of $7.28, totaling $4.7 million.

Fiscal 2023 Full Year Financial Highlights

●	Total revenue was $98.0 million, up 7% year over year (up 9% in constant currency).
●	SaaS revenue was $89.6 million, up 11% year over year (up 13% in constant currency).
●	GAAP net income was $2.1 million, or $0.07 per share on a basic basis and $0.06 on a diluted basis, compared to GAAP net loss of $2.4 million, or $0.08 per share on a basic and diluted basis, in fiscal 2022.
●	Non-GAAP net income was $8.4 million, or $0.26 per share on a basic basis and $0.25 per share on a diluted basis, compared to non-GAAP net income of $8.9 million, or $0.28 per share on a basic basis and $0.27 per share on a diluted basis, in fiscal 2022.
●	Adjusted EBITDA was $8.9 million compared to $9.9 million in fiscal 2022.
●	Cash provided by operations for fiscal 2023 was $4.6 million, or an operating cash flow margin of 5%.
●	Total cash and cash equivalents as of June 30, 2023 were $73.2 million, up from $72.2 million as of June 30, 2022.
●	Total shares purchased through repurchase program was approximately 786,000 at an average cost per share of $7.33, totaling $5.8 million.

Fiscal 2024 First Quarter Financial Guidance

For the first quarter of fiscal 2024 ending September 30, 2023, eGain expects:

●	Total revenue of between $23.5 million to $24.0 million.
●	GAAP net income of $500,000 to $1.0 million, or $0.02 to $0.03 per share.
o	Includes stock-based compensation expense of approximately $1.2 million.
o	Includes depreciation and amortization of approximately $120,000.
●	Non-GAAP net income of $1.7 million to $2.2 million, or $0.05 to $0.07 per share.

Fiscal 2024 Financial Guidance

For the fiscal 2024 full year ending June 30, 2024, eGain expects:

●	Total revenue of between $96.0 million to $98.0 million.
●	GAAP net income of $6.6 million to $7.1 million, or $0.20 to $0.22 per share.
o	Includes stock-based compensation expense of approximately $4.2 million.
o	Includes depreciation and amortization of approximately $500,000.
●	Non-GAAP net income of $10.8 million to $11.3 million, or $0.33 to $0.35 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 32.2 million for the first quarter of fiscal 2024 and 32.3 million for the full fiscal year 2024.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including adjusted EBITDA and non-GAAP net income. Adjusted EBITDA is defined as net income (loss), adjusted for the impact of depreciation and amortization, stock-based compensation expense, interest income, income tax provision, other (expense) income, net, and severance and related charges. The non-GAAP net income measure is adjusted for stock-based compensation expense. eGain’s management has analyzed the effect of these non-GAAP adjustments on our income tax provision and believes the change in our income tax provision would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business. In addition, this press release includes eGain’s non-GAAP net income, a non-GAAP measure used to describe eGain’s expected performance. We have not presented a reconciliation of this non-GAAP measure to the most comparable GAAP financial measure, because the reconciliation could not be prepared without unreasonable effort. The information necessary to prepare the reconciliation is not available on a forward-looking basis and cannot be accurately predicted. The unavailable information could have a significant impact on the calculation of the comparable GAAP financial measure.

Conference Call Information

eGain will discuss its fiscal 2023 fourth quarter and full year results today via a teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 844-481-2704 (U.S. toll free) or +1 412-317-0660 (International) and ask to join the eGain earnings call. A live and archived webcast of the call will also be accessible on the “Investor relations” section of eGain’s website at www.egain.com. In addition, a phone replay of the conference call will be available starting two hours after the call and will remain in effect for one week. To access the phone replay, dial 877-344-7529 (U.S. toll free) or +1 412-317-0088 (International). The replay access code is 3097139.

About eGain

eGain Knowledge Hub automates and orchestrates customer engagement across touch points. Powered by AI and analytics, our secure cloud solution delivers personalized digital-first experiences, quick business value, and easy innovation. Visit www.egain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation: our financial guidance for the first quarter of fiscal 2024 and fiscal 2024 full year ending June 30, 2024; expectations with respect to demand and drivers behind demand in fiscal 2024; and our market opportunity. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties, and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the first quarter of fiscal 2024 and fiscal 2024 full year ending June 30, 2024. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, financial condition, and prospects from the COVID-19 pandemic and related economic downturns, including but not limited to, its effect on customer demand for our products and services and the impact of potential delays in customer payments; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K for the fiscal year ended June 30, 2023 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s website at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands, except par value data)

(unaudited)

	June 30,	June 30,
	2023	2022
ASSETS
Current assets:
Cash and cash equivalents	$73,201	$72,173
Restricted cash	7	7
Accounts receivable, less allowance for doubtful accounts of $237 and $123 as of June 30, 2023 and 2022, respectively	31,569	26,961
Costs capitalized to obtain revenue contracts, net	1,317	1,487
Prepaid expenses	2,466	2,612
Other current assets	1,268	895
Total current assets	109,828	104,135
Property and equipment, net	633	831
Operating lease right-of-use assets	2,797	3,850
Costs capitalized to obtain revenue contracts, net of current portion	2,318	3,136
Goodwill	13,186	13,186
Other assets, net	1,355	871
Total assets	$130,117	$126,009

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,044	$1,706
Accrued compensation	7,697	8,708
Accrued liabilities	5,387	4,926
Operating lease liabilities	832	1,044
Deferred revenue	47,762	45,638
Total current liabilities	63,722	62,022
Deferred revenue, net of current portion	2,101	3,785
Operating lease liabilities, net of current portion	1,762	2,537
Other long-term liabilities	836	808
Total liabilities	68,421	69,152
Stockholders’ equity:
Common stock, $0.001 par value – authorized: 60,000 shares; issued: 32,268 and 31,930 shares; outstanding: 31,482 and 31,930 shares as of June 30, 2023 and 2022, respectively	32	32
Additional paid-in capital	401,087	393,157
Treasury stock, at cost: 786 and 0 common shares as of June 30, 2023 and 2022, respectively.	(5,763)	—
Notes receivable from stockholders	(97)	(95)
Accumulated other comprehensive loss	(2,122)	(2,687)
Accumulated deficit	(331,441)	(333,550)
Total stockholders’ equity	61,696	56,857
Total liabilities and stockholders’ equity	$130,117	$126,009

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2023	2022	2023	2022
Revenue:
Subscription	$22,807	$21,378	$90,324	$84,557
Professional services	1,828	2,126	7,687	7,394
Total revenue	24,635	23,504	98,011	91,951
Cost of revenue:
Cost of subscription	4,882	3,969	18,677	14,780
Cost of professional services	1,804	2,632	8,638	9,757
Total cost of revenue	6,686	6,601	27,315	24,537
Gross profit	17,949	16,903	70,696	67,414
Operating expenses:
Research and development	6,551	6,399	27,300	24,387
Sales and marketing	6,516	9,494	31,707	33,746
General and administrative	2,524	2,732	10,300	11,419
Total operating expenses	15,591	18,625	69,307	69,552
Income (loss) from operations	2,358	(1,722)	1,389	(2,138)
Interest income	768	87	2,401	94
Other (expense) income, net	(454)	656	(434)	838
Income (loss) before income tax provision	2,672	(979)	3,356	(1,206)
Provision for income taxes	(71)	(572)	(1,247)	(1,235)
Net income (loss)	$2,601	$(1,551)	$2,109	$(2,441)

Per share information:
Earnings (loss) per share:
Basic	$0.08	$(0.05)	$0.07	$(0.08)
Diluted	$0.08	$(0.05)	$0.06	$(0.08)
Weighted-average shares used in computation:
Basic	31,765	31,861	31,959	31,553
Diluted	32,478	31,861	32,799	31,553

Summary of stock-based compensation included in the costs and expenses above:
Cost of revenue	$256	$707	$1,469	$3,056
Research and development	336	625	1,970	2,935
Sales and marketing	1	527	997	2,367
General and administrative	370	585	1,810	3,022
Total stock-based compensation	$963	$2,444	$6,246	$11,380

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Year Ended
	June 30,		June 30,
	2023	2022	2023	2022
Income (loss) from operations	$2,358	$(1,722)	$1,389	$(2,138)
Add:
Stock-based compensation	963	2,444	6,246	11,380
Non-GAAP income from operations	$3,321	$722	$7,635	$9,242

	Three Months Ended		Year Ended
	June 30,		June 30,
	2023	2022	2023	2022
Net income (loss)	$2,601	$(1,551)	$2,109	$(2,441)
Add:
Depreciation and amortization	115	131	490	478
Stock-based compensation expense	963	2,444	6,246	11,380
Interest income	(768)	(87)	(2,401)	(94)
Provision for income taxes	71	572	1,247	1,235
Other (expense) income, net	454	(656)	434	(838)
Severance and related charges	574	4	812	135
Adjusted EBITDA	$4,010	$857	$8,937	$9,855

	Three Months Ended		Year Ended
	June 30,		June 30,
	2023	2022	2023	2022
Net income (loss)	$2,601	$(1,551)	$2,109	$(2,441)
Add:
Stock-based compensation	963	2,444	6,246	11,380
Non-GAAP net income	$3,564	$893	$8,355	$8,939
Per share information:
Non-GAAP earnings per share:
Basic	$0.11	$0.03	$0.26	$0.28
Diluted	$0.11	$0.03	$0.25	$0.27
Weighted-average shares used in computation:
Basic	31,765	31,861	31,959	31,553
Diluted	32,478	32,906	32,799	32,803

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2023	2022
Revenue:
SaaS revenue	$22,708	$20,573	10%	10%
Legacy revenue	99	805	(88%)	(88%)
GAAP subscription	22,807	21,378	7%	7%
GAAP professional services	1,828	2,126	(14%)	(14%)
Total GAAP revenue	$24,635	$23,504	5%	5%

SaaS and professional services revenue:
SaaS revenue	$22,708	$20,573	10%	10%
Professional Services	1,828	2,126	(14%)	(14%)
Total SaaS and professional services revenue	$24,536	$22,699	8%	8%

Cost of Revenue:
GAAP subscription	$4,882	$3,969
Non-GAAP subscription	$4,882	$3,969

GAAP professional services	$1,804	$2,632
Add back:
Stock-based compensation	(256)	(707)
Non-GAAP professional services	$1,548	$1,925

GAAP total cost of revenue	$6,686	$6,601
Add back:
Stock-based compensation	(256)	(707)
Non-GAAP total cost of revenue	$6,430	$5,894	9%	10%

Gross Profit:
Non-GAAP subscription	$17,925	$17,409
Non-GAAP professional services	280	201
Non-GAAP gross profit	$18,205	$17,610	3%	3%

Operating expenses:
GAAP research and development	$6,551	$6,399
Add back:
Stock-based compensation expense	(336)	(625)
Non-GAAP research and development	$6,215	$5,774	8%	9%

GAAP sales and marketing	$6,516	$9,494
Add back:
Stock-based compensation expense	(1)	(527)
Non-GAAP sales and marketing	$6,515	$8,967	(27%)	(27%)

GAAP general and administrative	$2,524	$2,732
Add back:
Stock-based compensation expense	(370)	(585)
Non-GAAP general and administrative	$2,154	$2,147	0%	1%

GAAP operating expenses	$15,591	$18,625
Add back:
Stock-based compensation expense	(707)	(1,737)
Non-GAAP operating expenses	$14,884	$16,888	(12%)	(11%)

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Year Ended June 30,		Growth Rates	Constant Currency Growth Rates [1]
	2023	2022
Revenue:
SaaS revenue	$89,619	$80,904	11%	13%
Legacy revenue	705	3,653	(81%)	(77%)
GAAP subscription	90,324	84,557	7%	9%
GAAP professional services	7,687	7,394	4%	7%
Total GAAP revenue	$98,011	$91,951	7%	9%

SaaS and professional services revenue:
SaaS revenue	$89,619	$80,904	11%	13%
Professional Services	7,687	7,394	4%	7%
Total SaaS and professional services revenue	$97,306	$88,298	10%	13%

Cost of Revenue:
GAAP subscription	$18,677	$14,780
Non-GAAP subscription	$18,677	$14,780

GAAP professional services	$8,638	$9,757
Add back:
Stock-based compensation	(1,469)	(3,056)
Non-GAAP professional services	$7,169	$6,701

GAAP total cost of revenue	$27,315	$24,537
Add back:
Stock-based compensation	(1,469)	(3,056)
Non-GAAP total cost of revenue	$25,846	$21,481	20%	23%

Gross Profit:
Non-GAAP subscription	$71,647	$69,777
Non-GAAP professional services	518	693
Non-GAAP gross profit	$72,165	$70,470	2%	5%

Operating expenses:
GAAP research and development	$27,300	$24,387
Add back:
Stock-based compensation expense	(1,970)	(2,935)
Non-GAAP research and development	$25,330	$21,452	18%	21%

GAAP sales and marketing	$31,707	$33,746
Add back:
Stock-based compensation expense	(997)	(2,367)
Non-GAAP sales and marketing	$30,710	$31,379	(2%)	0%

GAAP general and administrative	$10,300	$11,419
Add back:
Stock-based compensation expense	(1,810)	(3,022)
Non-GAAP general and administrative	$8,490	$8,397	1%	3%

GAAP operating expenses	$69,307	$69,552
Add back:
Stock-based compensation expense	(4,777)	(8,324)
Non-GAAP operating expenses	$64,530	$61,228	5%	8%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.